Exhibit 99.1

Encore Bancshares, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended December 31,		As of and for the Years Ended December 31,
	2010	2009	2010	2009
Operations Statement Data:
Interest income	$16,725	$18,555	$68,803	$77,226
Interest expense	5,624	6,934	24,304	30,731

Net interest income	11,101	11,621	44,499	46,495
Provision for loan losses	2,597	3,009	35,169	16,660

Net interest income after provision for loan losses	8,504	8,612	9,330	29,835
Noninterest income	9,859	8,093	31,743	27,337
Noninterest expense	19,013	14,687	77,400	54,424

Net earnings (loss) before income taxes	(650)	2,018	(36,327)	2,748
Income tax expense (benefit)	(534)	435	(12,881)	962

Net earnings (loss)	$(116)	$1,583	$(23,446)	$1,786

Earnings (loss) available to common shareholders	$(673)	$1,029	$(25,670)	$(428)

Common Share Data:
Basic earnings (loss) per share (1)	$(0.06)	$0.10	$(2.30)	$(0.04)
Diluted earnings (loss) per share (1)	(0.06)	0.09	(2.30)	(0.04)
Book value per share	12.07	15.01	12.07	15.01
Tangible book value per share (2)	8.52	11.10	8.52	11.10

Average common shares outstanding	11,391	10,513	11,179	10,381
Diluted average common shares outstanding	11,391	11,536	11,179	10,381
Common shares outstanding at end of period	11,431	10,504	11,431	10,504

Selected Performance Ratios:
Return on average assets	(0.03)%	0.39%	(1.43)%	0.11%
Return on average common equity (1)	(1.90)%	2.58%	(16.89)%	(0.27)%
Return on average tangible common equity (1)(2)	(2.67)%	3.27%	(23.11)%	(0.34)%
Taxable-equivalent net interest margin (2)	2.89%	3.04%	2.93%	3.10%
Efficiency ratio	77.96%	81.66%	91.45%	75.16%
Noninterest income to total revenue	47.04%	41.05%	41.63%	37.03%

(1)	Using earnings (loss) available to common shareholders.
(2)	Non-GAAP measure. See calculation of tangible common equity and taxable-equivalent amounts in subsequent tables.

Encore Bancshares, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Unaudited, dollars in thousands, except per share data)

	Dec 31, 2010	Sept 30, 2010	June 30, 2010	March 31, 2010	Dec 31, 2009
ASSETS
Cash and due from banks	$13,523	$16,825	$14,718	$18,420	$16,796
Interest-bearing deposits in banks	49,478	231,866	314,624	237,771	172,984
Federal funds sold and other	1,098	993	902	1,695	7,396

Cash and cash equivalents	64,099	249,684	330,244	257,886	197,176
Securities available-for-sale, at estimated fair value	251,784	198,530	72,153	138,495	140,651
Securities held-to-maturity, at amortized cost	107,618	55,436	68,628	88,454	117,171
Loans held-for-sale	12,115	111,505	77,914	81,953	1,058
Loans receivable	920,457	924,589	972,765	974,301	1,078,205
Allowance for loan losses	(18,639)	(20,967)	(26,675)	(25,132)	(26,501)

Net loans receivable	901,818	903,622	946,090	949,169	1,051,704
Federal Home Loan Bank of Dallas stock, at cost	9,610	9,602	9,593	9,578	9,569
Investment in real estate	9,298	10,852	13,602	11,054	14,639
Premises and equipment, net	7,023	7,284	7,567	9,327	15,484
Cash surrender value of life insurance policies	15,935	15,786	15,637	15,489	15,339
Goodwill	35,799	35,799	35,799	35,799	35,799
Other intangible assets, net	4,716	4,876	5,034	5,192	5,351
Accrued interest receivable and other assets	47,466	44,430	40,085	32,176	31,414
Other assets held-for-sale	—	3,256	3,269	3,344	—

	$1,467,281	$1,650,662	$1,625,615	$1,637,916	$1,635,355

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$219,756	$205,927	$182,729	$156,071	$174,102
Interest-bearing	830,688	838,125	832,876	802,597	1,017,734
Deposits held-for-sale	—	187,433	184,106	242,755	—

Total deposits	1,050,444	1,231,485	1,199,711	1,201,423	1,191,836
Borrowings and repurchase agreements	219,777	220,818	219,602	218,560	220,612
Junior subordinated debentures	20,619	20,619	20,619	20,619	20,619
Accrued interest payable and other liabilities	9,016	8,028	7,804	7,094	15,620
Other liabilities held-for-sale	—	6	6	10	—

Total liabilities	1,299,856	1,480,956	1,447,742	1,447,706	1,448,687

Commitments and contingencies
Shareholders’ equity:
Preferred stock	29,500	29,368	29,238	29,107	28,976
Common stock	11,479	11,421	11,416	11,195	10,527
Additional paid-in capital	122,678	121,939	121,533	121,345	116,084
Retained earnings	5,425	6,098	15,079	28,288	31,095
Common stock in treasury, at cost	(455)	(389)	(346)	(319)	(233)
Accumulated other comprehensive income (loss)	(1,202)	1,269	953	594	219

Shareholders’ equity	167,425	169,706	177,873	190,210	186,668

	$1,467,281	$1,650,662	$1,625,615	$1,637,916	$1,635,355

Ratios and Per Share Data:
Leverage ratio	8.17%	9.00%	9.93%	10.73%	10.55%
Tier 1 risk-based capital ratio	12.94%	13.26%	14.59%	15.56%	14.80%
Total risk-based capital ratio	14.20%	14.79%	15.86%	16.82%	16.07%
Book value per share	$12.07	$12.33	$13.06	$14.43	$15.01
Tangible book value per share (1)	8.52	8.76	9.47	10.76	11.10
Tangible common equity to tangible assets (1)	6.83%	6.19%	6.80%	7.52%	7.31%

(1)	Non-GAAP measure. See calculation of tangible common equity in subsequent table.

Encore Bancshares, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except per share data)

	Three Months Ended					Years Ended December 31,
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
	2010	2010	2010	2010	2009	2010	2009
Interest income:
Loans, including fees	$14,646	$15,408	$15,441	$15,694	$16,168	$61,189	$68,006
Securities	1,872	1,276	1,526	2,046	2,177	6,720	8,518
Federal funds sold and other	207	238	234	215	210	894	702

Total interest income	16,725	16,922	17,201	17,955	18,555	68,803	77,226
Interest expense:
Deposits	2,562	2,827	2,962	3,042	4,507	11,393	21,013
Deposits held-for-sale	636	698	863	1,010	—	3,207	—
Borrowings and repurchase agreements	2,128	2,127	2,139	2,116	2,129	8,510	8,493
Junior subordinated debentures	298	301	298	297	298	1,194	1,225

Total interest expense	5,624	5,953	6,262	6,465	6,934	24,304	30,731

Net interest income	11,101	10,969	10,939	11,490	11,621	44,499	46,495
Provision for loan losses	2,597	9,599	18,013	4,960	3,009	35,169	16,660

Net interest income after provision for loan losses	8,504	1,370	(7,074)	6,530	8,612	9,330	29,835
Noninterest income:
Trust and investment management fees	5,122	4,639	4,591	4,618	4,557	18,970	16,894
Mortgage banking	501	150	78	36	41	765	653
Insurance commissions and fees	1,120	1,524	1,488	1,639	1,098	5,771	5,477
Net gain on sale of available-for-sale securities	38	261	120	99	1,937	518	2,324
Gain on sale of branches	2,567	—	1,115	—	—	3,682	—
Other	511	454	555	517	460	2,037	1,989

Total noninterest income	9,859	7,028	7,947	6,909	8,093	31,743	27,337
Noninterest expense:
Compensation	8,469	8,503	8,638	8,551	7,657	34,161	30,163
Occupancy	1,339	1,395	1,454	1,478	1,546	5,666	6,050
Equipment	261	274	330	363	383	1,228	1,695
Advertising and promotion	137	146	153	181	177	617	807
Outside data processing	910	874	897	870	829	3,551	3,173
Professional fees	1,165	1,325	1,435	921	1,126	4,846	4,017
Intangible amortization	160	158	159	158	170	635	681
FDIC assessment	790	1,532	703	655	1,047	3,680	2,115
Foreclosed real estate expenses, net	119	4,458	1,402	1,124	675	7,103	1,503
Write down of assets held-for-sale	4,544	1,012	2,793	2,535	—	10,884	—
Other	1,119	1,051	1,431	1,428	1,077	5,029	4,220

Total noninterest expense	19,013	20,728	19,395	18,264	14,687	77,400	54,424

Net earnings (loss) before income taxes	(650)	(12,330)	(18,522)	(4,825)	2,018	(36,327)	2,748
Income tax expense (benefit)	(534)	(3,904)	(5,869)	(2,574)	435	(12,881)	962

Net earnings (loss)	$(116)	$(8,426)	$(12,653)	$(2,251)	$1,583	$(23,446)	$1,786

Earnings (loss) available to common shareholders	$(673)	$(8,981)	$(13,209)	$(2,807)	$1,029	$(25,670)	$(428)

Earnings (loss) per common share:
Basic	$(0.06)	$(0.79)	$(1.16)	$(0.27)	$0.10	$(2.30)	$(0.04)
Diluted	(0.06)	(0.79)	(1.16)	(0.27)	0.09	(2.30)	(0.04)
Average common shares outstanding	11,391	11,380	11,375	10,558	10,513	11,179	10,381
Diluted average common shares outstanding	11,391	11,380	11,375	10,558	11,536	11,179	10,381

Encore Bancshares, Inc. and Subsidiaries

SELECTED FINANCIAL DATA

(Unaudited, dollars in thousands)

Loan Portfolio:	Dec 31, 2010	Sept 30, 2010	June 30, 2010	March 31, 2010	Dec 31, 2009
Commercial:
Commercial	$147,090	$138,594	$131,712	$115,653	$115,431
Commercial real estate	166,043	154,476	189,471	199,166	259,480
Real estate construction	46,326	54,140	55,332	66,618	87,008

Total commercial	359,459	347,210	376,515	381,437	461,919
Consumer:
Residential real estate first lien	205,531	207,386	215,911	211,366	222,337
Residential real estate second lien	269,727	280,245	290,934	289,344	291,433
Home equity lines	60,609	63,983	66,311	68,677	74,356
Consumer installment—indirect	4,671	5,520	6,311	7,339	8,372
Consumer other	20,460	20,245	16,783	16,138	19,788

Total consumer	560,998	577,379	596,250	592,864	616,286

Loans receivable	920,457	924,589	972,765	974,301	1,078,205
Loans held-for-sale	12,115	111,505	77,914	81,953	1,058

Total loans	$932,572	$1,036,094	$1,050,679	$1,056,254	$1,079,263

Asset Quality:
Nonaccrual loans—Texas (1)	$15,167	$17,445	$22,441	$8,860	$9,908
Nonaccrual loans—Florida (1)	12,510	34,251	41,773	31,851	26,080

Total nonaccrual loans (1)	27,677	51,696	64,214	40,711	35,988
Investment in real estate—Texas	4,783	5,762	6,194	6,954	9,494
Investment in real estate—Florida	4,515	5,090	7,408	4,100	5,145

Total investment in real estate	9,298	10,852	13,602	11,054	14,639

Total nonperforming assets	$36,975	$62,548	$77,816	$51,765	$50,627

Accruing loans past due 90 days or more	$313	$—	$—	$—	$1,489

Restructured loans still accruing	$804	$2,570	$1,072	$5,710	$530

Asset Quality Ratios:
Nonperforming assets to total loans and investment in real estate	3.93%	5.97%	7.31%	4.85%	4.63%
Net charge-offs to average total loans	1.95%	5.75%	6.23%	2.41%	1.49%
Allowance for loan losses to period end loans (excluding loans held-for-sale)	2.02%	2.27%	2.74%	2.58%	2.46%
Allowance for loan losses to nonperforming loans (excluding loans held-for-sale)	94.11%	88.89%	45.47%	61.73%	73.64%

Deposits:
Noninterest-bearing deposits	$219,756	$205,927	$182,729	$156,071	$174,102
Interest checking	173,839	145,257	152,041	157,796	211,174
Money market and savings	278,507	293,381	259,189	237,204	294,840
Time deposits less than $100	117,974	124,132	132,514	130,898	191,372

Core deposits	790,076	768,697	726,473	681,969	871,488

Time deposits $100 and greater	239,129	251,271	265,076	251,089	298,163
Brokered deposits	21,239	24,084	24,056	25,610	22,185
Deposits held-for-sale	—	187,433	184,106	242,755	—

Total deposits	$1,050,444	$1,231,485	$1,199,711	$1,201,423	$1,191,836

Assets Under Management	$2,857,390	$2,732,757	$2,592,186	$2,786,220	$2,673,832

(1)	Nonaccrual troubled debt restructurings are included in nonaccrual loans.

Encore Bancshares, Inc. and Subsidiaries

SEGMENT OPERATIONS

(Unaudited, dollars in thousands)

	As of and for the Three Months Ended					As of and for the Years
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,	Ended December 31,
	2010	2010	2010	2010	2009	2010	2009
Banking
Net interest income	$11,361	$11,231	$11,191	$11,742	$11,873	$45,525	$47,548
Provision for loan losses	2,597	9,599	18,013	4,960	3,009	35,169	16,660
Noninterest income	3,602	857	1,800	647	2,423	6,906	4,781
Noninterest expense	14,276	16,133	14,747	13,675	10,591	58,831	37,901

Earnings (loss) before income taxes	(1,910)	(13,644)	(19,769)	(6,246)	696	(41,569)	(2,232)
Income tax expense (benefit)	(893)	(4,370)	(6,311)	(3,076)	(57)	(14,650)	(896)

Net earnings (loss)	$(1,017)	$(9,274)	$(13,458)	$(3,170)	$753	$(26,919)	$(1,336)

Total assets at quarter end	$1,475,037	$1,650,297	$1,628,706	$1,645,468	$1,644,083	$1,475,037	$1,644,083

Wealth Management
Net interest income	$34	$34	$41	$40	$40	$149	$155
Noninterest income	5,130	4,638	4,593	4,618	4,570	18,979	16,907
Noninterest expense	3,612	3,442	3,547	3,562	3,022	14,163	12,248

Earnings before income taxes	1,552	1,230	1,087	1,096	1,588	4,965	4,814
Income tax expense	475	438	385	388	575	1,686	1,788

Net earnings	$1,077	$792	$702	$708	$1,013	$3,279	$3,026

Total assets at quarter end	$63,254	$63,933	$62,518	$61,316	$59,618	$63,254	$59,618

Insurance
Net interest income	$4	$5	$5	$5	$6	$19	$17
Noninterest income	1,127	1,533	1,554	1,644	1,100	5,858	5,649
Noninterest expense	1,125	1,153	1,101	1,027	1,074	4,406	4,275

Earnings before income taxes	6	385	458	622	32	1,471	1,391
Income tax expense (benefit)	(12)	134	161	218	21	501	498

Net earnings	$18	$251	$297	$404	$11	$970	$893

Total assets at quarter end	$9,095	$9,063	$8,714	$8,053	$7,962	$9,095	$7,962

Other
Net interest expense	$(298)	$(301)	$(298)	$(297)	$(298)	$(1,194)	$(1,225)

Loss before income taxes	(298)	(301)	(298)	(297)	(298)	(1,194)	(1,225)
Income tax benefit	(104)	(106)	(104)	(104)	(104)	(418)	(428)

Net loss	$(194)	$(195)	$(194)	$(193)	$(194)	$(776)	$(797)

Total assets at quarter end	$(80,105)	$(72,631)	$(74,323)	$(76,921)	$(76,308)	$(80,105)	$(76,308)

Consolidated
Net interest income	$11,101	$10,969	$10,939	$11,490	$11,621	$44,499	$46,495
Provision for loan losses	2,597	9,599	18,013	4,960	3,009	35,169	16,660
Noninterest income	9,859	7,028	7,947	6,909	8,093	31,743	27,337
Noninterest expense	19,013	20,728	19,395	18,264	14,687	77,400	54,424

Earnings (loss) before income taxes	(650)	(12,330)	(18,522)	(4,825)	2,018	(36,327)	2,748
Income tax expense (benefit)	(534)	(3,904)	(5,869)	(2,574)	435	(12,881)	962

Net earnings (loss)	$(116)	$(8,426)	$(12,653)	$(2,251)	$1,583	$(23,446)	$1,786

Total assets at quarter end	$1,467,281	$1,650,662	$1,625,615	$1,637,916	$1,635,355	$1,467,281	$1,635,355

Encore Bancshares, Inc. and Subsidiaries

NON-GAAP FINANCIAL MEASURES

(Unaudited, amounts in thousands)

	Dec 31, 2010	Sept 30, 2010	June 30, 2010	March 31, 2010	Dec 31, 2009
Shareholders’ equity (GAAP)	$167,425	$169,706	$177,873	$190,210	$186,668
Less: Preferred stock	29,500	29,368	29,238	29,107	28,976
Goodwill and other intangible assets, net	40,515	40,675	40,833	40,991	41,150

Tangible common equity (1)	$97,410	$99,663	$107,802	$120,112	$116,542

Total assets (GAAP)	$1,467,281	$1,650,662	$1,625,615	$1,637,916	$1,635,355
Less: Goodwill and other intangible assets, net	40,515	40,675	40,833	40,991	41,150

Tangible assets	$1,426,766	$1,609,987	$1,584,782	$1,596,925	$1,594,205

Common shares outstanding at end of period	11,431	11,380	11,380	11,162	10,504

(1)

Tangible common equity, a non-GAAP financial measure, includes total equity, less preferred equity, goodwill and other intangible assets. Management reviews tangible common equity along with other measures of capital as part of its financial analyses and has included this information because of current interest on the part of market participants in tangible common equity as a measure of capital. The methodology of determining tangible common equity may differ among companies.

	Three Months Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009
Net interest income (GAAP)	$11,101	$11,621	$44,499	$46,495
Taxable-equivalent adjustment (1)	119	129	488	454

Net interest income on a taxable-equivalent basis	$11,220	$11,750	$44,987	$46,949

(1)

Net interest income, net interest spread and net interest margin are reported on a taxable-equivalent basis. The taxable-equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets. Management believes that it is a standard practice in the banking industry to present net interest income, net interest spread and net interest margin on a fully taxable-equivalent basis. Management believes these measures provide useful information to investors by allowing them to make peer comparisons.